SUBSEQUENT EVENT	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENT

18. SUBSEQUENT EVENT

On July 19, 2022, the Company entered into an Equity Transfer Agreement (the “Transfer Agreement”) with Yunnan Shengshengyuan Technology Co., Ltd (“Shengshengyuan”) and Yun Chen (collectively “the Sellers”), who own 95% and 5% equity interest of Yunnan Runcangsheng Technology Co., Ltd (“Yunnan Runcangsheng”), respectively.

Under the terms of the Transfer Agreement, the Company agreed to purchase all of the outstanding equity interest of Yunnan Runcangsheng for an aggregate purchase price of RMB 45,082,600 or US$6.68 million based on an exchange rate of RMB / US$ 6.75 yuan per dollar on July 19, 2022. In addition to transferring their respective equity interest in Yunnan Runcangsheng by the Sellers, both Sellers agree to forgive any loans Yunnan Runcangsheng due to them.

If the audited net worth of Yunnan Runcangsheng as of December 31, 2021 is less than 97% of the initial net worth (net worth prior to the audit that were used to determine the equity transfer price), then the equity transfer price shall be reduced by an amount equal to the initial net worth minus the audited net worth.

Effective on September 30, 2022, both parties entered a supplemental agreement to reduce the purchase price to RMB31,557,820 (US$4.42 million).

19. SUBSEQUENT EVENT

The Company follows the guidance in FASB ASC 855-10 for the disclosure of subsequent events. The Company evaluated subsequent events through the date the financial statements were issued and determined the Company has no material subsequent events.